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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 filed by The Stanley Works with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Dated:  August 13, 2002
                                         ---------------------------------------
                                         John M. Trani
                                         Chairman and Chief Executive Officer